Carillon
                                      Capital
                                       Fund
                                        of
                                     Carillon
                                    Investment
                                       Trust


                                       Annual
                                       Report
                                    October 31, 1998

CARILLON INVESTMENT TRUST - CARILLON CAPITAL FUND
Annual Report - A Message from the President

November 30, 1998


FINANCIAL MARKETS

The United States stock market experienced a volatile period over the twelve months ending October 31, 1998. Despite the turmoil, major stock averages, such as the Dow Jones Industrial Average, continued their upward trend and ended well above year ago levels. However, the broader market of smaller stocks had a difficult year, ending about 10 percent below year ago levels and well off the April 1998 highs. Global economic problems were the market's main concern, with troubles spreading from Asia to Russia and Latin America. During the sharp late summer decline, worries were related to a global credit crunch. Companies with anything but the highest grade credits were unable to borrow money at a reasonable rate.

The U.S. economy's performance, which had been described as almost perfect (steady growth and low inflation), came under question as global recessionary concerns, lack of liquidity, and problems within the financial system surfaced. In addition, the strong corporate profits picture, which had helped to move stocks higher, weakened considerably as third quarter profits recorded their first year-over-year decline in several years.

Large capitalization stocks led the market's advance over the last year. However, during this period the valuation differences with smaller capitalization stocks reached record proportions. Small stocks are recording current financial results in line with or better than larger companies and have less exposure to volatile foreign markets. Therefore, the larger stocks outperformance seemed more an effort at maintaining ample investor liquidity rather than pursuing long-term value.

Fixed Income markets witnessed a similar flight to liquidity and quality as interest rates on long-term U.S. government bonds fell as much as a full percentage point over the period, while many corporate bond issues saw interest rates actually rise. Slowing world economic growth, tame inflation rates, and an accommodative Federal Reserve Board should keep at least government interest rates at historically low levels for a while longer. The Fed's three quarter-point reductions in the Federal Funds rate indicate their willingness to combat the economic slowdown and market liquidity problems with prompt action.


ASSET ALLOCATION

Under normal conditions, the Carillon Capital Fund will be structured approximately 63 percent, 30 percent, and 7 percent in stocks, bonds, and money market instruments, respectively. However, as market conditions deviate from historical norms, the Fund repositions its asset mix toward the apparently more attractive asset class. The following table highlights the allocation of fund assets at October 31, 1998, five months ago, twelve months ago, and at a long term normal portfolio allocation.

Asset Category   10/31/98   5/31/98   10/31/97   Normal
-------------------------------------------------------
Common Stocks       45%       36%        37%       63%
Bonds               34%       40%        37%       30%
Cash                21%       24%        26%        7%
                   ---       ---        ---       ---
                   100%      100%       100%      100%

The Capital Fund is managed with a long-term asset allocation philosophy. The asset allocation decision of investments among stocks, bonds and money market investments is made with a model that incorporates long-term historical relationships of the
basic drivers of stock market valuations   corporate profits,
interest rates, inflation rates, and price earnings ratios. In addition, the model analyzes over 100 different market-influencing factors including monetary, economic, technical, and global indicators because of their potential for moving markets away from fundamental value over intermediate time periods. Bonds and money market investments are also analyzed from a long-term valuation and technical perspective to help determine their weightings within the Portfolio.

The Fund's asset allocation to stocks did increase during the 1998 sell-off and reached as much as a 50% allocation, before higher stock prices and higher interest rates indicated a reduction in the stock position was appropriate in late October. The Capital Fund's asset allocation model remains conservatively positioned due to the level of U.S. stock prices in relation to earnings, dividends, book values, replacement values, and percentage of Gross Domestic Product. The Fund's philosophy is to own fewer stocks when they are so richly valued and more stocks when valuations are lower.

The bond and money market allocations are above normal, particularly money market due to the higher than normal real interest rates (actual interest rates minus inflation rates) available from fixed income investments and the underweighting of stocks because of valuation concerns.


PERFORMANCE

(The following graph compares performance for the period February 29, 1988 through October 31, 1998 for the following:
S&P 500 Stock Index, Lipper Flexible Fund Average, Carillon Capital Fund, Lehman Brothers U.S. Treasury Composite and Consumer Price Index. At the top right of the graph the following table appears:

Carillon Capital Fund Average Annual Total Return
            Including 5% Sales Load
   1-Year     5-Year     10-Year     Inception
   -12.4%      5.1%       8.4%         8.7%

Past performance is not predictive of future performance.



Performance comparisons assume the reinvestment of income dividends and capital gain distributions. The Carillon Capital Fund results reflect an initial 5 percent sales load and all mutual fund expenses. See the prospectus for situations which qualify for no sales load fees, such as qualified plan investments. None of the other comparative indices shown on this graph are reduced by a sales load, and the comparisons, other than the Lipper Flexible Fund Average, reflect no expenses. The Capital Fund is categorized as a "Flexible Fund" by Lipper and invests its assets among stocks, bonds, and money market instruments which makes comparisons with a single stock or bond index not totally comparative.

The Fund's performance over the past year has been disappointing. The Fund did not own enough stocks and owned smaller capitalization stocks that did not keep up with the major stock indices.

Individual stock security selection for the fund is accomplished with an earnings growth discount model that analyzes companies for a combination of high profitability, consistent performance, excellent growth, good quality, relative value, and the likelihood that a recognition of value will take place in the market. This approach has moved the fund's stock selection into smaller capitalization issues over the last several years. Fund management strongly believes that smaller stocks currently represent better relative value than larger capitalization stocks. Smaller stocks have historically outperformed larger stocks because of better growth and profitability. We believe they will outperform again, especially since smaller stocks are selling for lower multiples of current earnings and are projected to grow earnings faster into the future. Therefore, the fund has owned a large percentage of smaller cap stocks. Unfortunately, they have advanced far less than larger stocks during the last year.

The Capital Fund's management also believes diversification is an important investment principle. In theory, effective diversification enhances the long-term risk/reward characteristics of a portfolio by counterbalancing risks of individual securities. Stock diversification in the Capital Fund currently includes owning international stocks, and real estate related issues, as well as traditional U.S. stocks. These investments have negatively impacted fund performance this year, since larger U.S. stocks have outpaced almost all market sectors.

OUTLOOK

I strongly believe that the Fund's holdings of smaller capitalization, international stocks, and real estate related equities represent excellent long-term value in a generally richly valued market. While I am unsure of the short-term direction of stocks and bonds, I believe the combination of a conservative asset allocation to stocks and holdings of stocks with much lower price-to-earnings ratios than the average will perform relatively well in comparison to more traditional larger capitalization portfolios.

Our primary concern in the current market environment is to be able to limit losses in a decline and subsequently be able to invest wisely in anticipation of a future longer-term advance. Therefore, money market investments will be held in higher quantities than normal until more attractive valuations appear. Despite the Autumn rebound in U.S. stock prices, I remain concerned about the strength of world economies, the global banking system, and especially the high profitability of U.S. corporations. The lower profits I foresee in 1999 will make it difficult for stock prices to make significant advances without an improvement in economic conditions.

We appreciate the confidence you have placed in the Carillon
Capital Fund and we look forward to providing you with better relative performance than we have recently experienced.

                               Sincerely,

                               /S/ George Clucas

                               George L. Clucas, President
                               November 30, 1998


This report has been prepared for the information of shareholders and is not authorized for distribution to prospective purchasers of the fund uncless it is preceded or accompanied by an effective prospectus for Carillon Investment
Trust.

CARILLON CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS
Investments in securities, at value
 (cost $22,029,772)                                    $21,374,642
Cash                                                        15,320
Receivable for investment securities sold                1,074,061
Interest and dividends receivable                          138,838
Prepaid expenses                                             1,993
                                                       -----------
                                                        22,604,854
                                                       -----------
LIABILITIES
Investment advisory fees                                    13,830
Professional fees                                           17,873
Portfolio accounting and custody fees                       10,431
Printing expenses                                            2,135
Transfer agency fees                                         3,786
Trustees' fees and expenses                                  1,804
Other                                                        1,765
                                                       -----------
                                                            51,624
                                                       -----------

NET ASSETS
Paid-in capital                                         21,591,776
Accumulated undistributed net investment income            115,884
Accumulated undistributed net realized gain              1,500,700
Unrealized depreciation, net                              (655,130)
                                                       -----------
                                                       $22,553,230
                                                       ===========
Shares outstanding
(without par value, unlimited authorization)             2,076,386
                                                       ===========
Net asset value and redemption price per share         $     10.86
                                                       ===========
Offering price per share
(Net asset value per share/.95)*                       $     11.43
                                                       ===========


----------
*A sales charge of 5% is imposed on investments of less than $50,000. Reduced sales charges apply for investments in excess of this amount.

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
STATEMENT OF OPERATIONS

For the Year Ended October 31, 1998
INVESTMENT INCOME
Interest                                               $ 1,387,182
Dividends
(net foreign withholding taxes of $18,582)                 415,322
                                                       -----------
                                                         1,802,504
                                                       -----------
EXPENSES
Investment advisory fees                                   263,254
Portfolio accounting fees                                   33,415
Trustees' fees and expenses                                 23,420
Professional fees                                           20,759
Custodian fees and expenses                                 15,345
Transfer agency fees                                        14,393
Registration and filing fees                                11,777
Other                                                        8,501
                                                       -----------
                                                           390,864
                                                       -----------
NET INVESTMENT INCOME                                    1,411,640
                                                       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments                         1,486,735

Net change in unrealized appreciation/
(depreciation) of investments                           (4,011,749)
                                                       -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS                                         (2,525,014)
                                                       -----------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                              $(1,113,374)
                                                       ===========

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                      For the Year ended October 31,
                                      ------------------------------
                                         1998          1997
                                         ----          ----
OPERATIONS
Net investment income                    $ 1,411,640   $ 1,777,393
Net realized gain on investments           1,486,735     3,633,883
Net change in unrealized
appreciation/(depreciation)
 of investments                           (4,011,749)   (1,139,598)
                                         -----------   -----------
                                          (1,113,374)    4,271,678
                                         -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                     (1,587,079)   (1,751,289)
Net realized gain on investments          (3,605,844)   (3,334,642)
                                         -----------   -----------
                                          (5,192,923)   (5,085,931)
                                         -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                     15,451       905,934
Issued in reinvestment of dividends        5,192,603     5,085,587
Payments for shares redeemed             (23,465,674)     (931,167)
                                         -----------   -----------
                                         (18,257,620)    5,060,354
                                         -----------   -----------
Net increase/(decrease) in net assets    (24,563,917)    4,246,101

NET ASSETS
Beginning of year                         47,117,147    42,871,046
                                         -----------   -----------
End of year                              $22,553,230   $47,117,147
                                         ===========   ===========
Undistributed Net Investment Income      $   115,884   $   221,155
                                         ===========   ===========

FUND SHARE TRANSACTIONS:
Sold                                           1,283        68,350
Issued in reinvestment of dividends          429,389       394,234
Redeemed                                  (1,866,390)      (69,520)
                                         -----------    ----------
Net increase/(decrease) from
fund share transactions                   (1,435,718)      393,064
                                         ===========    ==========

The accompanying notes are an integral part of the financial statements.

Carillon Capital Fund
Schedule of Investments

OCTOBER 31, 1998

COMMON STOCKS - 48.35%
                                                    SHARES     VALUE
                                                    ------     -----
BANKING AND FINANCIAL SERVICES - 11.87%
AFP Provida S.A. ADR                                   12,000  $   170,250
Charter One Financial, Incorporated                     9,000      246,937
Duff & Phelps Credit Rating Company                     5,000      236,875
First Bell Bancorp, Incorporated*                      15,000      217,500
Hyperion 1999 Term Trust                              100,000      725,000
Income Opportunity Fund 1999                           30,000      288,750
Income Opportunity Fund 2000                           26,000      251,875
Jefferies Group, Incorporated*                         11,000      330,000
Templeton Global Income Fund                           29,000      210,250
                                                               -----------
                                                                 2,677,437
                                                               -----------
CAPITAL GOODS - 2.54%
Encore Wire Corporation*                               22,000      244,750
Lindsay Manufacturing Company                           7,585      123,256
LSI Industries*                                        10,000      205,000
                                                               -----------
                                                                   573,006
                                                               -----------
CONSUMER CYCLICAL - 5.88%
Footstar, Incorporated*                                 8,400      219,450
Maxwell Shoe Company, Incorporated*                    16,000      188,000
National RV Holdings, Incorporated*                    10,000      226,250
Nautica Enterprises, Incorporated*                      7,000      144,813
Newmark Homes Corporation*                             20,000      162,500
Toll Brothers*                                          6,000      139,125
Travis Boats & Motors, Incorporated*                   15,000      246,562
                                                               -----------
                                                                 1,326,700
                                                               -----------
CONSUMER NON-DURABLE - 6.23%
Anchor Gaming*                                          6,000      305,250
Charoen Pok Feedmill ADR*                              21,025       91,551
ICN Pharmaceuticals, Incorporated                      12,200      285,175
Invacare Corporation*                                   9,000      202,500
Richfood Holdings, Incorporated*                       10,000      177,500
Schlotzsky's, Incorporated*                            20,000      193,750
Scientific Games Holdings Corporation*                  9,000      149,063
                                                               -----------
                                                                 1,404,789
                                                               -----------
ENERGY - 4.80%
Basin Exploration, Incorporated*                       11,000      176,000
Callon Petroleum Company*                              10,000      123,750
Giant Industries, Incorporated                          9,500      111,031
Marine Drilling Company, Incorporated*                 14,000      156,625
Miller Exploration Company*                            21,000      115,500
Offshore Logistics, Incorporated*                      14,000      210,438
OYO Geospace Corporation*                               6,000       92,250
Stone Energy Corporation*                               3,000       96,375
                                                               -----------
                                                                 1,081,969
                                                               -----------
MANUFACTURING - 2.85%
CompX International, Incorporated*                     10,000      192,500
Lindberg Corporation                                   10,300      131,325
Omniquip International, Incorporated*                  16,000      214,000
Zindart Limited ADR*                                   13,000      104,000
                                                               -----------
                                                                   641,825
                                                               -----------
REAL ESTATE - 10.60%
Cornerstone Realty Income Trust, Incorporated          18,000  $   193,500
Equity Residential Properties Trust                     4,770      200,340
FelCor Lodging Trust, Incorporated                      7,300      172,006
Healthcare Realty Trust                                 9,000      210,938
Mills Corporation                                       7,000      151,812
Pacific Gulf Properties                                10,000      198,125
Parkway Properties, Incorporated                        7,000      199,500
Prime Retail, Incorporated                             12,000      116,250
Storage USA, Incorporated                               7,000      213,062
Trinet Corporate Realty Trust, Incorporated             8,200      235,750
United Dominion Realty Trust, Incorporated             13,000      144,625
United Investor Realty Trust, Incorporated             20,000      147,500
Winston Hotels, Incorporated                           24,300      208,069
                                                               -----------
                                                                 2,391,477
                                                               -----------
TECHNOLOGY - 2.51%
SPSS, Incorporated*                                    11,000      210,375
Vertex Communications Corporation*                      7,000      112,875
Vtech Holdings Limited ADR                              6,500      243,777
                                                               -----------
                                                                   567,027
                                                               -----------
TRANSPORTATION - 1.07%
Gulfmark Offshore, Incorporated*                        9,000      163,125
Midwest Express Holdings*                               2,500       79,063
                                                               -----------
                                                                   242,188
                                                               -----------
Total Common Stock  (cost $11,037,016)                          10,906,418
                                                               -----------
FOREIGN COMMON STOCK - 3.34%

HONG KONG - 2.69%
Glorious Sun Enterprises Limited                    1,138,000      198,340
Smartone Telecommunications*                           87,000      247,101
Techtronic Industries                                 849,400      160,103
                                                               -----------
                                                                   605,544
                                                               -----------
MALAYSIA - .65%
Bumi Armada Berhad*                                   150,000       44,476
Road Builder Holdings BHD                             248,000      102,308
                                                               -----------
                                                                   146,784
                                                               -----------
Total Foreign Common Stock  (cost $1,092,012)                      752,328
                                                               -----------
WARANTS AND RIGHTS - 0.02%

TECHNOLOGY - 0.02%
Nam Tai Electronics, Incorporated                       4,001        4,751
                                                               -----------
Total Warrants and Rights  (cost $12,117)                            4,751
                                                               -----------

                                                    PRINCIPAL  VALUE
                                                    ---------  -----

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.60%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.80%
1662 H (6.250% due 01/15/09)                         $122,888      124,142
1559 VP (5.500 % due 02/15/20)                        510,000      506,797
                                                               -----------
                                                                   630,939
                                                               -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.80%
Remic 93-12 ED (7.500% due 02/25/06)                1,000,000    1,051,315
Remic 93-163 PN (7.000% due 07/25/07)                 250,000      257,200
                                                               -----------
                                                                 1,308,515
                                                               -----------
Total Collateralized Mortgage Obligations
 (cost $1,865,291)                                               1,939,454
                                                               -----------
MORTGAGE-BACKED SECURITIES - 5.40%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.61%
7.500% due 06/01/07                                    31,618  $    31,885
8.250% due 03/01/12                                    86,862       89,729
8.500% due 03/01/16                                    94,726       98,747
7.500% due 07/01/17                                    34,445       35,208
11.000% due 04/01/19                                   73,611       78,873
10.500% due 05/01/19                                   86,051       91,183
11.000% due 11/01/19                                  151,753      162,601
                                                               -----------
                                                                   588,226
                                                               -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.90%
9.500% due 09/01/05                                    15,762       16,398
5.500% due 01/01/09                                   251,970      249,842
5.500% due 04/01/09                                   164,098      162,617
                                                               -----------
                                                                   428,857
                                                               -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - .89%
9.000% due 11/15/16                                    79,354       84,923
9.500% due 05/15/18                                    36,217       39,207
9.000% due 12/15/19                                    71,605       76,491
                                                               -----------
                                                                   200,621
                                                               -----------
Total Mortgage-Backed Securities (cost $1,155,403)               1,217,704
                                                               -----------

CORPORATE BONDS AND NOTES - 13.51%

BANKING & FINANCIAL SERVICE - 3.24%
Hutchison Whampoa (6.950% due 08/01/07)               500,000      462,914
Indah Kiat Sr Notes (10.000% due 07/01/07)            500,000      268,750
                                                               -----------
                                                                   731,664
                                                               -----------
MISCELLANEOUS - 7.72%
Enersis (6.600% due 12/01/26)                         500,000      452,855
Gulf Canada Resources (8.350% due 08/01/06)           500,000      511,298
Lowen Group International Incorporated
 (8.250% due 04/15/03)                                350,000      273,000
TE Products Pipeline (7.510% due 01/15/28)            500,000      503,510
                                                               -----------
                                                                 1,740,663
                                                               -----------
UTILITIES - 2.55%
Pohang Iron & Steel (7.125% due 11/01/06)             750,000      574,823
                                                               -----------
Total Corporate Bonds and Notes
(cost $3,361,096)                                                3,047,150
                                                               -----------
SHORT-TERM INVESTMENTS - 15.55%

VARIABLE RATE DEMAND NOTES <F1> - 15.55%
American Family Financial Services
 (4.751% due 11/04/98)                                222,308      222,308
Firstar Bank (4.974% due 11/03/98)                  1,050,246    1,050,246
General Mills Incorporated (4.829% due 11/03/98)      477,283      477,283
Pitney Bowes Credit Corporation
 (4.829% due 11/03/98)                              1,002,256    1,002,256
Sara Lee  (4.824% due 11/03/98)                       522,909      522,909
Warner Lambert (4.752% due 11/04/98)                  184,524      184,524
Wisconsin Electric Power Corporation
 (4.751% due 11/03/98)                                 47,311       47,311
                                                               -----------
                                                                 3,506,837
                                                               -----------
Total Short-Term Investments (cost $3,506,837)                   3,506,837
                                                               -----------


TOTAL INVESTMENTS - 94.77%
(cost $22,029,772)  <F2>                                        21,374,642
                                                               -----------
OTHER ASSETS AND LIABILITIES - 5.23%                             1,178,588
                                                               -----------
TOTAL NET ASSETS - 100.00%                                     $22,553,230
                                                               ===========
------------
*Non-income producing
(ADR) American Depository Receipt

<F1> Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of October 31, 1998.

<F2>   Represents cost for income tax purposes, which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of October 31,1998 was $1,062,054 and ($1,717,184), respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Capital Fund (the Fund) is a series of Carillon Investment Trust (the Trust) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above average quality by investing in equity securities, debt instruments, and money market instruments.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities traded on securities exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation, or if there were no reported sales on that date, the last bid price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All accretion of discounts are recognized currently
under the effective interest method.   Amortization of premiums
is recognized currently under the straight-line method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

FEDERAL TAXES - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS - Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are automatically reinvested in additional shares of the Fund at the net asset value per share unless the shareholder requests such dividends and distributions be paid in cash.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser) under terms of an Investment Advisory Agreement. Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the net assets of the Fund.

The Investment Advisory Agreement provides that if, in any calendar quarter, the total of all ordinary business expenses applicable to the Trust should exceed the expense limitations as required by any applicable state law, the Adviser will reimburse the Trust for such excess. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

DISTRIBUTION AGREEMENT - The Distributor serves as the principal underwriter of the shares of the Trust pursuant to a Distribution Agreement with the Trust. Under the terms of this agreement, the Distributor will pay all expenses related to selling and distributing the Trust's shares, including preparing, printing and mailing sales materials. The Distributor receives a percentage of the offering price of fund shares sold to unaffiliated parties ranging from 5% on investment of less than $50,000 to .5% on investments in excess of $2,500,000.

OTHER - At October 31, 1998, The Union Central Life Insurance Company (Union Central) owned 1,342,183 shares of the Fund and therefore is a controlling person of the Fund and is able to cast a deciding vote on matters submitted to a vote of the Fund's shareholders. On April 30, 1998, a pension plan affiliated with Union Central redeemed 1,797,340 shares, representing its entire holding in the Fund.

Union Central owns all of the outstanding stock of Carillon
Investments, Inc. and Carillon Advisers, Inc.

Each trustee who is not affiliated with the Adviser receives fees from the Trust for services as a trustee.

NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year  ended October
31, 1998, excluding short-term securities, follow:

                          Cost of Purchases  Proceeds from Sales
                          -----------------  -------------------
Common Stocks                  $ 14,699,258    $ 17,755,990
U.S. Government Securities          997,438      14,759,800
Corporate Bonds                   3,961,453       1,566,768
                               ------------    ------------
                               $ 19,658,149    $ 34,082,558
                               ============    ============

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                        Year ended October, 31
                               ------------------------------------------
                               1998     1997     1996     1995     1994
                               ------   ------   ------   ------   ------
Net Asset Value,
Beginning of year              $13.42   $13.75   $12.70   $13.01   $13.00
                               ------   ------   ------   ------   ------
Investment Operations:
Net investment income             .57      .51      .60     .52       .35
Net realized and
unrealized gain/(loss)          (1.51)     .75     1.17      .73      .16
                               ------   ------   ------   ------   ------
Total from Investment
 Operations                      (.94)    1.26     1.77     1.25      .51
                               ------   ------   ------   ------   ------
Distributions:
Net investment income            (.59)    (.52)    (.60)    (.51)    (.32)
Net realized gain               (1.03)   (1.07)    (.12)   (1.05)    (.18)
                               ------   ------   ------   ------   ------
Total Distributions             (1.62)   (1.59)    (.72)   (1.56)    (.50)
                               ------   ------   ------   ------   ------
Net Asset Value,
End of year                    $10.86   $13.42   $13.75   $12.70   $13.01
                               ======   ======   ======   ======   ======
Total Return <FN1>             (7.77%)    9.94%   14.38%   10.88%    4.56%

Ratios/Supplemental Data:

Net Assets,
End of period (000's)          $22,553  $47,117  $42,871  $46,644  $41,849

Ratio of expenses to
average net assets              1.11%    1.00%    1.02%     1.01%    1.05%

Ratio of net investment
income to average
net assets                      4.02%    3.95%    4.52%     4.44%    3.89%

Portfolio turnover rate        75.47%   45.40%   47.43%    42.07%   53.20%

<F1>  Assumes sales load is not imposed on either initial investment or reinvestment of distributions.

FEDERAL INCOME TAX INFORMATION (unaudited)

During the year ended October 31, 1998 the Fund made total distributions of $1.62 per share, of which $.59 per share is from investment income and $1.03 per share is from net realized gains. Of the $.59 per share, 16% qualified for the dividends received deduction for corporations.

CARILLON CAPITAL FUND
Report of Independent Auditors

To the Board of Trustees and Shareholders of Carillon Capital Fund of Carillon Investment Trust

We have audited the accompanying statement of assets and liabilities of Carillon Capital Fund, including the schedule of investments, as of October 31, 1998, and the related statement of operations and the statements of changes in net assets for the period presented, and the financial highlights for each of the four years in the period ended October 31, 1998. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended October 31, 1994 were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also incudes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements as of October 31, 1998, present fairly, in all material respects, the financial position of Carillon Capital Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Dayton, Ohio
December 7, 1998